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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                   FORM 8-K/A
                                (Amendment No. 2)


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of report (Date of earliest event reported)     February 6, 2002
                                                --------------------------------

                                    SPSS INC.
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             (Exact Name of Registrant as Specified in Its Charter)

         Delaware                           000-22194           36-2815480
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(State or Other Jurisdiction of            (Commission        (I.R.S. Employer
       Incorporation)                      File Number)      Identification No.)


233 South Wacker Drive, Chicago, Illinois                          60606
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(Address of Principal Executive Offices)                         (Zip Code)

                                 (312) 651-3000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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         ITEM 2: ACQUISITION.

         As previously reported by SPSS Inc. on February 21, 2002, SPSS acquired all of the issued and outstanding shares of capital stock of LexiQuest, S.A. under the terms of a stock purchase agreement, dated as of January 31, 2002, by and among SPSS, LexiQuest and the owners of all of the issued and outstanding shares of capital stock of LexiQuest, as amended by that certain Amendment No. 1 to Stock Purchase Agreement dated March 16, 2002.

         This Current Report on Form 8-K/A (Amendment No. 2) amends the Current Report on Form 8-K previously filed with the Securities and Exchange Commission on February 21, 2002, as amended by that Form 8-K/A (Amendment No. 1) filed with the SEC on February 27, 2002. This report is being filed to include (a) the audited consolidated financial statements of LexiQuest and (b) pro forma financial information to show financial data as if the companies had always been operated as a combined entity during the periods indicated.

         ITEM 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Financial Statements of Business Acquired. The following audited consolidated financial statements of LexiQuest, S.A. and the notes related thereto, are attached hereto as Exhibit 99.2: Consolidated Statements of Income for the years ended December 31, 2000 and 2001; Consolidated Balance Sheets at December 31, 2000 and 2001; Consolidated Statements of Changes in Shareholders' Equity for the years ended December 31, 2000 and 2001; and Consolidated Statements of Cash Flows for the years ended 2000 and 2001.

         (b) Pro Forma Financial Information. The following pro forma financial information and the notes related thereto, are attached hereto as Exhibit
99.3: Unaudited Pro Forma Condensed Combining Balance Sheet for the year ended December 31, 2001; Unaudited Pro Forma Condensed Combining Statements of Operations for the year ended December 31, 2001.

         (c) Exhibits.

             99.1 Report of Ernst & Young, LLP.

             99.2 LexiQuest's Audited Financial Statements and Notes thereto.

             99.3 Unaudited Pro Forma Condensed Combining Financial Data and
                  Notes thereto.

             99.4 Consent of Ernst & Young, LLP (To be filed by Amendment.).


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SPSS INC.

                                           By: /s/ ROBERT BRINKMANN
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                                              Robert Brinkmann,
                                              Assistant Secretary and Controller


         Dated:  April 22, 2002





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